UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2016

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
777 Third Avenue
New York, N.Y. 10017-1307
(Address of principal executive offices) (Zip Code)
(212) 282-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 2.02 Results of Operations and Financial Condition.
On May 5, 2016, Avon Products, Inc. (the "Company") issued a press release announcing its results of operations for the first quarter 2016. The press release included the Company's consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows, and supplemental schedules, for the three-month period ended March 31, 2016. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01 Other Events.
Effective January 1, 2016, the Company's reportable segments are based on geographic operations in four regions: Europe, Middle East & Africa; South Latin America; North Latin America; and Asia Pacific. For information purposes and to provide investors with historical information on a basis consistent with the Company's new reporting structure, the Company has recast certain historical amounts between its reportable segments. This change has no impact on the Company's historical consolidated financial position or results of operations. The recast financial information does not represent a restatement of previously issued financial statements.
Attached as Exhibit 99.2 are schedules containing financial information which has been recast to reflect historical revenue, segment profit and changes in Active Representatives, Average Order, Units Sold and Price/Mix for each of the Company's operating segments for the first, second, third and fourth quarters of 2015 and the year ended December 31, 2015.
The information contained in Exhibit 99.2 should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the period ended March 31, 2016.
The information furnished pursuant to this Item 8.01 and Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1 Press Release of Avon Products, Inc. dated May 5, 2016
Exhibit 99.2 Recast segment information of Avon Products, Inc.

(Page 2 of 3 Pages)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Robert Loughran
Name: Robert Loughran
Title: Group Vice President and Chief Accounting Officer

Date: May 5, 2016

(Page 3 of 3 Pages)

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release of Avon Products, Inc. dated May 5, 2016
99.2	Recast segment information of Avon Products, Inc.